UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 18, 2026

STAAR Surgical Company

(Exact Name of Registrant as Specified in Charter)

Delaware	000-11634	95-3797439
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25510 Commercentre Drive Lake Forest, California		92630
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 626-303-7902

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	STAA	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 under the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 18, 2026, STAAR Surgical Company (the “Company”) held its 2026 Annual Meeting of Shareholders (the “2026 Annual Meeting”). At the 2026 Annual Meeting, the Company’s shareholders approved Amendment No. 2 to the STAAR Surgical Company Amended and Restated Omnibus Equity Incentive Plan (the “Plan”) to increase the number of shares of common stock reserved for issuance thereunder by 3,900,000 shares (the “Plan Amendment”).

Descriptions of the Plan and the Plan Amendment can be found in “Proposal No. 2: Approval of Amendment No. 2 to Amended and Restated Omnibus Equity Incentive Plan” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 4, 2026 (the “2026 Proxy Statement”). Such descriptions are incorporated herein by reference from the 2026 Proxy Statement and are qualified in their entirety by reference to the Plan, a copy of which is filed as Exhibit 10.1 to this current report, Amendment No. 1 to the Plan, a copy of which is filed as Exhibit 10.2 to this current report, and the Plan Amendment, a copy of which is filed as Exhibit 10.3 to this current report.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2026 Annual Meeting, the Company’s shareholders voted upon four proposals (the “Proposals”), as described in the 2026 Proxy Statement. The final results for the votes cast with respect to the Proposals are set forth below. As of April 20, 2026, the record date for the 2026 Annual Meeting, there were 49,788,295 outstanding shares of the Company’s common stock. At the 2026 Annual Meeting, a quorum of 43,680,435 shares of the Company’s common stock were represented in person or by proxy.

Proposal 1: To elect seven directors to serve for a term of office expiring at the Company’s 2027 Annual Meeting of Shareholders or until their successors are duly elected and qualified:

	Number of Shares
	For	Withheld	Broker Non-Votes
Neal C. Bradsher	40,776,719	497,602	2,406,114
Arthur C. Butcher	40,565,567	708,754	2,406,114
Wei Jiang	41,098,173	176,148	2,406,114
Richard T. LeBuhn	41,170,957	103,364	2,406,114
Louis E. Silverman	40,487,195	787,126	2,406,114
Christopher M. Wang	40,941,468	332,853	2,406,114
Lilian Y. Zhou	40,488,276	786,045	2,406,114

Proposal 2: To approve Amendment No. 2 to the Company’s Amended and Restated Omnibus Equity Incentive Plan, which increases the number of shares of Company common stock that are reserved for issuance under the plan by 3.9 million shares:

Number of Shares
For	Against	Abstain	Broker Non-Votes
40,231,475	974,989	67,857	2,406,114

Proposal 3: To ratify the appointment of BDO USA, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending January 1, 2027:

Number of Shares
For	Against	Abstain	Broker Non-Votes
43,433,234	237,151	10,050	0

Proposal 4: To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers:

Number of Shares
For	Against	Abstain	Broker Non-Votes
39,737,385	1,454,186	82,750	2,406,114

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

10.1

STAAR Surgical Company Amended and Restated Omnibus Equity Incentive Plan (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 21, 2024).

10.2

Amendment No. 1 to the STAAR Surgical Company Amended and Restated Omnibus Equity Incentive Plan (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 21, 2024).

10.3*	Amendment No. 2 to the STAAR Surgical Company Amended and Restated Omnibus Equity Incentive Plan.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

________

* Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAAR Surgical Company

June 22, 2026	By:	/s/ Deborah Andrews
Deborah Andrews
Interim Co-Chief Executive Officer and Chief Financial Officer